EXHIBIT 99.1 1 INVESTOR PRESENTATION NOVEMBER 2020

FORWARD-LOOKING STATEMENTS 2 THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS ABOUT THE BUSINESS, FINANCIAL CONDITION AND PROSPECTS OF FIRSTCASH, INC. AND ITS WHOLLY OWNED SUBSIDIARIES (TOGETHER, THE “COMPANY”). FORWARD-LOOKING STATEMENTS, AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS “OUTLOOK,” “BELIEVES,” “PROJECTS,” “EXPECTS,” “MAY,” “ESTIMATES,” “SHOULD,” “PLANS,” “TARGETS,” “INTENDS,” “COULD,” “WOULD,” “ANTICIPATES,” “POTENTIAL,” “CONFIDENT,” “OPTIMISTIC,” OR THE NEGATIVE THEREOF, OR OTHER VARIATIONS THEREON, OR COMPARABLE TERMINOLOGY, OR BY DISCUSSIONS OF STRATEGY, OBJECTIVES, ESTIMATES, GUIDANCE, EXPECTATIONS AND FUTURE PLANS. FORWARD-LOOKING STATEMENTS CAN ALSO BE IDENTIFIED BY THE FACT THESE STATEMENTS DO NOT RELATE STRICTLY TO HISTORICAL OR CURRENT MATTERS. RATHER, FORWARD-LOOKING STATEMENTS RELATE TO ANTICIPATED OR EXPECTED EVENTS, ACTIVITIES, TRENDS OR RESULTS. BECAUSE FORWARD-LOOKING STATEMENTS RELATE TO MATTERS THAT HAVE NOT YET OCCURRED, THESE STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES. WHILE THE COMPANY BELIEVES THE EXPECTATIONS REFLECTED IN FORWARD-LOOKING STATEMENTS ARE REASONABLE, THERE CAN BE NO ASSURANCES SUCH EXPECTATIONS WILL PROVE TO BE ACCURATE. SECURITY HOLDERS ARE CAUTIONED SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES. CERTAIN FACTORS MAY CAUSE RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED BY THE FORWARD- LOOKING STATEMENTS MADE IN THIS PRESENTATION. SUCH FACTORS MAY INCLUDE, WITHOUT LIMITATION, THE RISKS, UNCERTAINTIES AND REGULATORY DEVELOPMENTS (1) RELATED TO THE COVID-19 PANDEMIC, WHICH INCLUDE RISKS AND UNCERTAINTIES RELATED TO THE CURRENT UNKNOWN DURATION AND SEVERITY OF THE COVID-19 PANDEMIC, THE IMPACT OF GOVERNMENTAL RESPONSES THAT HAVE BEEN, AND MAY IN THE FUTURE BE, IMPOSED IN RESPONSE TO THE PANDEMIC, INCLUDING STIMULUS PROGRAMS WHICH COULD ADVERSELY IMPACT LENDING DEMAND AND REGULATIONS WHICH COULD ADVERSELY AFFECT THE COMPANY’S ABILITY TO CONTINUE TO FULLY OPERATE, POTENTIAL CHANGES IN CONSUMER BEHAVIOR AND SHOPPING PATTERNS WHICH COULD IMPACT DEMAND FOR BOTH THE COMPANY’S PAWN LOAN AND RETAIL PRODUCTS, THE DETERIORATION IN THE ECONOMIC CONDITIONS IN THE UNITED STATES AND LATIN AMERICA WHICH POTENTIALLY COULD HAVE AN IMPACT ON DISCRETIONARY CONSUMER SPENDING, AND CURRENCY FLUCTUATIONS, PRIMARILY INVOLVING THE MEXICAN PESO AND (2) THOSE DISCUSSED AND DESCRIBED IN THE COMPANY’S 2019 ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) ON FEBRUARY 3, 2020, INCLUDING THE RISKS DESCRIBED IN PART 1, ITEM 1A, “RISK FACTORS” THEREOF, AND OTHER REPORTS FILED SUBSEQUENTLY BY THE COMPANY WITH THE SEC, INCLUDING THE COMPANY’S QUARTERLY REPORT ON FORM 10-Q FILED WITH THE SEC ON APRIL 27, 2020. MANY OF THESE RISKS AND UNCERTAINTIES ARE BEYOND THE ABILITY OF THE COMPANY TO CONTROL, NOR CAN THE COMPANY PREDICT, IN MANY CASES, ALL OF THE RISKS AND UNCERTAINTIES THAT COULD CAUSE ITS ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY THE FORWARD- LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION SPEAK ONLY AS OF THE DATE OF THIS PRESENTATION, AND THE COMPANY EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO REPORT ANY UPDATES OR REVISIONS TO ANY SUCH STATEMENT TO REFLECT ANY CHANGE IN THE COMPANY’S EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT AS REQUIRED BY LAW.

3 U.S. OPERATIONS – 1,030 STORES IN 24 STATES AND THE DISTRICT OF COLUMBIA WHO WE ARE LEADING INTERNATIONAL PAWN OPERATOR WITH 2,750 RETAIL PAWN LOCATIONS AND APPROXIMATELY 17,000 EMPLOYEES IN 5 COUNTRIES 1,030 PAWN-FOCUSED BUSINESS MODEL SMALL SECURED PAWN LOANS TO UNBANKED AND CENTRAL + SOUTH AMERICA OPERATIONS – 85 STORES UNDERBANKED CONSUMERS — FULL-SERVICE LENDING AND RETAIL WITH STRONG MARGINS AND CASH FLOWS; EL SALVADOR GUATEMALA COLOMBIA RECESSION-RESISTANT BUSINESS MODEL 13 58 14 DOMESTIC GROWTH STRATEGY LATAM PROVEN MULTI-COUNTRY GROWTH STRATEGY WITH MATURE U.S. BUSINESS AND A LONG RUNWAY FOR GROWTH IN LATIN AMERICA MEXICO OPERATIONS – 1,635 STORES IN ALL 32 STATES SHAREHOLDER VALUE 1,635 STRONG BALANCE SHEET TO FUND FUTURE GROWTH, ACQUISITIONS, SHARE BUYBACKS AND PAY DIVIDENDS Store counts as of 09/30/2020

WHY INVEST IN FIRSTCASH? 4 ATTRACTIVE INDUSTRY DYNAMICS – CUSTOMER BASE IS UNDERSERVED – MOST LENDERS DO NOT OFFER LOANS OF $200 OR LESS 1 – STABLE REGULATORY ENVIRONMENT – PAWN LENDING PERFORMED WELL IN PAST CONSUMER CREDIT CONTRACTION CYCLES ROBUST SHAREHOLDER RETURNS – RISING DIVIDEND 3 – SHARE REPURCHASE PROGRAM HISTORICALLY STRONG GROWTH METRICS – STORE COUNT 2 – REVENUE – NET INCOME AND EPS $1.08 $275 $1.02 2,679 $3.89 $0.91 $3.81 2,473 $3.53 $1,864 $3.41 $0.77 $1,781 $1,780 2,111 $3.00 $2.74 $114 $93 $80 STORE COUNT REVENUE EPS ADJUSTED EPS SHARES REPURCHASED ANNUAL DIVIDEND PER SHARE $ IN MILLIONS $ IN MILLIONS 2017 2018 2019 YTD SEP-2020 2020

FIRSTCASH TIMELINE 5 1988 – BEGAN 2015 – 2016 PERATIONS IN EXAS O T MAXI PRENDA ACQUISITION – FIRST STORES IN GUATEMALA & EL SALVADOR Q3–2020 U.S. ROLL-UPS STORE COUNT ~ 100 STORES CONTINUED U.S. GROWTH 2,750 2018 – FIRST DE NOVO THROUGH ACQUISITIONS STORES IN COLOMBIA 1988 1999 2015 2019 2020 5 EXPANSION IN MEXICO – 1992 – IPO DE NOVO & ACQUISITIONS 1999 – FIRST STORES IN MEXICO 2018 – 2020 PRENDAMEX ACQUISITIONS – TAMAULIPAS, MEXICO 2016 – MERGER WITH OVER 500 STORES IN MEXICO OVER 800 U.S. STORES

LARGEST PAWN OPERATOR IN THE AMERICAS 6 – 2,750 STORE LOCATIONS – DIVERSIFIED REVENUE STREAM —RETAIL SALES AND PAWN FEES 6% 2% 28% 51% TOTAL REVENUE GROSS PROFIT $1.7 BILLION $1.0 BILLION 66% 47% RETAIL SALES PAWN FEES SCRAP JEWELRY SALES TTM results as of 09/30/2020

PAWN LOAN PRODUCT OVERVIEW 7  PAWN LOANS ARE SMALL AND  TYPICAL PAWN TRANSACTION CYCLE AFFORDABLE WITH A SHORT DURATION – TOTAL TRANSACTION TIME LESS THAN 15 MINUTES – TYPICALLY 30 TO 60 DAY TERM CUSTOMER ENTERS STORE – AVERAGE LOAN SIZE: WITH PERSONAL ASSET U.S. $188 ~25% - 30% ~70% - 75% LATAM $73 PAWN LOAN SELLS ASSET TO COMPANY $0 $50 $100 $150 $200 (COLLATERALIZED WITH ASSET) Results as of 09/30/2020; LatAm presented as constant currency using MXN-USD Fx rate 20:1  LOANS FULLY COLLATERALIZED WITH ~25%~25% ~75% ~75% PERSONAL PROPERTY CUSTOMER DOES NOT CUSTOMER REPAYS LOAN – COLLATERAL HELD IN SECURE BACKROOM OF STORE REPAY LOAN OR FEE & PAWN SERVICE FEE – RAPID LIQUIDATION OF FORFEITED COLLATERAL THROUGH PAWNSHOP RETAIL OPERATIONS RETAIL SALES PAWN SERVICE FEES – TYPICAL RETAIL MARGIN OF 35% TO 45% ON SALE TYPICAL MARGIN = 35% - 45% MONTHLY YIELD = 12% - 13% OF FORFEITED COLLATERAL

PAWN COLLATERAL AND INVENTORY COMPOSITION 8 U.S. SEGMENT LATAM SEGMENT 15% 48% 66% 34% 6% 3% PAWN COLLATERAL 7% PAWN COLLATERAL 3% 2% 2% 12% 2% 11% 42% 58% 8% 40% 3% INVENTORY INVENTORY 17% 3% 11% 3% 2% 2% JEWELRY ELECTRONICS TOOLS SPORTING GOODS MUSICAL INSTRUMENTS OTHER Results as of 09/30/2020

PAWNSHOPS SERVE UNBANKED AND UNDERBANKED CONSUMERS 9 PAWN LOANS CAN BE EASILY ACCESSED BY CUSTOMERS WITH LIMITED OR NO ACCESS TO TRADITIONAL CREDIT PRODUCTS —NO BANK ACCOUNT OR CREDIT HISTORY NECESSARY —ONLY A VALID GOVERNMENT ISSUED ID AND COLLATERAL REQUIRED TRUE MICROFINANCE PRODUCT —SMALL, AFFORDABLE AND LOWER COST ALTERNATIVE TO PAYDAY LOANS PAWNS ARE CUSTOMER FRIENDLY —NON-RECOURSE LOANS —NO LATE FEES —NO COLLECTIONS —NO NEGATIVE EXTERNAL CREDIT REPORTING “About 53 million U.S. adults don’t have credit scores. Another roughly 56 million have subprime scores. Some have a checkered borrowing history or high debt loads. But others, banks point out, just don’t have traditional borrowing backgrounds, often because they are new to the U.S. or pay for most expenses with cash” — The Wall Street Journal

10 ENVIRONMENTALLY FRIENDLY BUSINESS MODEL CIRCULAR ECONOMY NO SUPPLY CHAIN NEIGHBORHOOD-BASED STORES CONTRIBUTE TO THE LOCAL SOURCING OF PRE-OWNED GOODS ELIMINATES NEED FOR MANUFACTURING MODERN “CIRCULAR ECONOMY” – BUY  USE  RETURN FACILITIES, DISTRIBUTION CENTERS AND TRANSPORTATION SERVICES SAFE ENVIRONMENT RECYCLE BUY AND RESELL POPULAR CONSUMER PRODUCTS IN A SAFE INVENTORY IS PRE-OWNED MERCHANDISE WHICH IS SOURCED AND THEN AND SECURE ENVIRONMENT FOR EMPLOYEES AND CUSTOMERS RECYCLED WITHIN EACH STORE’S GEOGRAPHIC NEIGHBORHOOD With over 14 million individual pre-owned items sold annually, we believe we are one of the largest resellers of recycled consumer products in the Americas…

11 LATIN AMERICA OVERVIEW

FIRSTCASH LATAM GROWTH –REVENUE AND STORE COUNT 12 REVENUE GROWTH STORE COUNT 1,720 1,623 1,379 $803 ACQUISITIONS $771 861 999 828 955 672 DE NOVO OPENINGS $666 737 308 309 130 $573 795 859 607 647 690 707 $485 2015 2016 2017 2018 2019 Q3-2020 $368 $671 STORE ADDITIONS BY YEAR $557 $594 $487 418 $417 $368 ACQUISITIONS 252 DE NOVO 220 366 OPENINGS 163 2015 2016 2017 2018 2019 TTM SEP-2020 179 104 70 50 40 TOTAL REVENUE, USD $ CC REVENUE, 2015 MXN @ 15.85 32 5 89 38 41 45 52 64 Presented constant currency results are non-GAAP financial measures and are calculated by translating 2016, 2017, 2015 2016 2017 2018 2019 YTD Sep-2020 2018, 2019 and TTM Sep-2020 amounts using the average exchange rate for the year ended December 31, 2015

THIRD QUARTER TRENDS – LATIN AMERICA

13

✓ COVID-19 UPDATE:

– ALL STORES CURRENTLY OPEN AND OPERATING AT THE END OF OCTOBER

– EARLY SECOND QUARTER SAW SIGNIFICANT DECLINE IN PAWN ORIGINATIONS DUE TO PANDEMIC RELATED LOCKDOWNS AND REDUCED LEVELS OF PERSONAL SPENDING

✓ PAWN BALANCES RECOVERING:

– RECOVERY IN ORIGINATIONS BEGIN IN SECOND HALF OF Q2

– RESULTING RECOVERY IN PAWN BALANCES BEGIN IN EARLY Q3 AND HAS CONTINUED THROUGH OCTOBER

– SAME-STORE "BUYS" (MERCHANDISE PURCHASED DIRECTLY FROM CUSTOMERS) IN MEXICO INCREASED BY 3% IN OCTOBER COMPARED TO LAST YEAR, WHILE SAME-STORE CUSTOMER FUNDINGS (BUYS + PAWN LOAN ORIGINATIONS) ARE DOWN ONLY 13% COMPARED TO LAST OCTOBER

✓ PAWN YIELD IMPROVEMENTS:

– DRIVEN BY REDEMPTIONS, AVERAGE MONTHLY EFFECTIVE YIELD ON PAWN LOANS FOR THE THIRD QUARTER WAS 14%, REFLECTING IMPROVEMENT COMPARED TO THE YIELD IN THE PRIOR-YEAR QUARTER

MEXICO SAME-STORE PAWN RECEIVABLES & LOAN ORIGINATIONS COMPARED TO PRIOR-YEAR



100%
80%
60%
40%
20%
0%
% AS COMPARED TO PY
91%
85%
80%
62%
71%
51%
70%
64%
71%
68%
73%
71%
78%
80%
83%
85%
03_08
03_22
04_05
04_19
05_03
05_17
05_31
06_14
06_28
07_12
07_26
08_09
08_23
09_06
09_20
10_04
10_18
11_01
PAWN RECEIVABLES
LOAN ORIGINATIONS (TRAILING 30 DAYS)

FirstCash

THIRD QUARTER TRENDS –LATIN AMERICA: 14 RETAIL SALES: LATAM RETURN ON EARNING ASSETS –RETAIL SALES WERE IMPACTED BY A COMBINATION OF LOWER $500 250% SCRAP GP BEGINNING INVENTORY LEVELS AND A MORE LIMITED ECONOMIC 196% $400 185% 178% 186% 200% RECOVERY IN THE THIRD QUARTER VERSUS THE U.S. RETAIL GP $300 150% – Q3-2020 MARGIN OF 37% IN THE THIRD QUARTER COMPARED TO PAWN FEES 34% IN THE PRIOR-YEAR QUARTER AND 36% IN THE PREVIOUS $200 100% SEQUENTIAL QUARTER DUE TO THE INCREASED FOCUS ON LOAN-TO- GP RETURN ON $100 50% EARNING ASSETS VALUE RATIOS $0 0% –AGED INVENTORIES REMAINED LOW AT LESS THAN 2% OF TOTAL 2017 2018 2019 TTM Q3-2020 INVENTORIES SCRAP SALES: LATAM RETAIL MARGIN BY QUARTER –NET REVENUE FROM NON-CORE SCRAP JEWELRY SALES WAS $3 38% MILLION FOR THE QUARTER COMPARED TO LESS THAN $1 MILLION IN 37% 37% 36% 36% THE PRIOR-YEAR PERIOD AS A RESULT OF INCREASED MARGINS AND 36% 36% 35% HIGHER VOLUMES 35% ARGIN 35% 34% M 34% 35% –SCRAP MARGINS WERE STRONG AT 25% DURING THE THIRD ETAIL R QUARTER VERSUS 12% IN THE PRIOR-YEAR QUARTER, DRIVEN BY 32% 32% INCREASED DOLLAR-DENOMINATED GOLD PRICES 30% Q1 Q2 Q3 Q4-2018 Q1 Q2 Q3 Q4-2019 Q1 Q2 Q3 QTD RETAIL MARGIN

OVER 1,700 LATAM LOCATIONS IN 4 COUNTRIES 15 LATIN AMERICA CONTINUES TO BE THE PRIMARY STORE GROWTH VEHICLE -SIGNIFICANT UNTAPPED POTENTIAL IN THE REGION  SUBSTANTIAL INFRASTRUCTURE AND CASH FLOWS TO MEXICO OPERATIONS – 1,635 STORES IN 32 STATES ACCOMPLISH NEW ACQUISITIONS AND DE NOVO EXPANSION POPULATION GDP PER CAPITA 132M US $8.9K  SIGNIFICANT RUNWAY FOR CONTINUED STORE OPENINGS AND INFLATION INFORMAL MARKET STRATEGIC ACQUISITIONS IN MEXICO 1,635 4.8% 54%  14 STORES OPENED IN COLOMBIA SINCE 2018. COLOMBIA IS A SIGNIFICANT MARKET WITH A POPULATION OF ALMOST 50 MILLION  25 NEW STORES OPENED IN GUATEMALA SINCE 2018. THEY CENTRAL AND SOUTH AMERICA OPERATIONS – 85 STORES MARK THE INTRODUCTION OF THE COMPANY’S LARGE FORMAT FIRST CASH BRANDED STORES IN THE COUNTRY GUATEMALA EL SALVADOR COLOMBIA 18M 6M 50M  LOOK STRATEGICALLY FOR ADDITIONAL EXPANSION AND $4.5K $3.9K $6.3K ACQUISITION OPPORTUNITIES IN OTHER LATIN AMERICAN 58 13 14 MARKETS 2.3% 0.4% 3.2% 74% 65% 64% Store counts as of 09/30/2020; Economic data sourced from World Bank, Forbes and Federal Reserve Bank of Boston

PROVEN NEW STORE OPENING PROCESS UNDEVELOPED SITE 16 AND RAPID PAYBACK MODEL NEW STORE TYPICAL MEXICO NEW STORE RAMP 1 ($ IN USD) REVENUE INVESTMENT (USD $) $600 CAP EX $181,000 $500  OPENED FIRST STORES IN MEXICO IN 1999 -LEASEHOLD IMPROVEMENTS & $400 FIXTURES  EXPERIENCED REAL ESTATE DEVELOPMENT TEAM -COMPUTER & SECURITY $300  PROVEN SITE SELECTION STRATEGY EQUIPMENT $200 $100 SAME SITE AFTER REDEVELOPMENT TART UP OSSES S - L $26,000 $0 -PRE-OPENING YEAR 1 YEAR 2 YEAR 3 YEAR 4 YEAR 5 -FIRST SIX MONTHS OF STORE LEVEL INCOME (PRE-TAX) OPERATION $120 TOTAL STORE INVESTMENT $207,000 $90 WORKING CAPITAL (USD $) $60 FIRST YEAR FOR NEW STORE $93,000 $30 -OPERATING CASH -LOAN FUNDING $0  STANDARDIZED STORE LAYOUTS, FIXTURES AND EQUIPMENT -INVENTORY  STATE OF THE ART SECURITY TECHNOLOGY -$30  CONSISTENT PROCESS ENSURES THE NEW STORES ARE DELIVERED YEAR 1 YEAR 2 YEAR 3 YEAR 4 YEAR 5 ON TIME AND WITHIN BUDGET 1 Peso to dollar exchange rate of 19.3

17 UNITED STATES OVERVIEW

OVER 1,000 U.S. LOCATIONS IN 24 STATES 18 AND THE DISTRICT OF COLUMBIA OPERATIONS FOCUSED IN STATES WITH: 31 WA – GROWING POPULATIONS – FAVORABLE DEMOGRAPHICS – STABLE REGULATIONS 1 WY 27 1 OH 3DC NV 6 NE 26 23 65 28 IN 29MD SIGNIFICANT UNDERBANKED UT IL 6 VA CO 24 26 MO KY 41NC DEMOGRAPHICS 27 18 OK TN 52 27 SC AZ 8 43 AL GA CONTINUED OPPORTUNITIES FOR 411 26 TX LA ACQUISITIONS IN EXISTING MARKETS 6 75 AK FL – HIGHLY FRAGMENTED INDUSTRY – PRIMARILY ROLLUPS OF SMALL INDEPENDENT OPERATORS (1 TO 20 STORES) FirstCash headquarters located in Fort Worth, Texas — Store counts as of 09/30/2020

RECENT U.S. ACQUISITIONS 19 STORES ACQUIRED BY YEAR STORES ACQUIRED MOST RECENT U.S. ACQUISITION COMPLETED IN LATE OCTOBER 2020: 2020 OCT YTD 12 – 12 STORE CHAIN LOCATED IN HOUSTON, TEXAS AREA 2019 27 – WELL-RUN, PROFITABLE LOCATIONS – EXPECTED TO BE IMMEDIATELY ACCRETIVE TO ADJUSTED EARNINGS MEASURES 2018 27 0 5 10 15 20 25 30 STORES

THIRD QUARTER TRENDS – U.S. OPERATIONS

20

✓ COVID-19 UPDATE:

- ALL STORES CURRENTLY OPEN AND OPERATING AT THE END OF OCTOBER
- COVID-19 LOCK-DOWNS AND SUBSEQUENT FEDERAL STIMULUS RESPONSE CAUSED PAWN LOAN ORIGINATIONS TO FALL ALMOST 60% IN APRIL AND WERE DOWN ONLY 9% IN OCTOBER
- MOST OF THE DECLINE IN ORIGINATIONS OCCURRED PRIOR TO DISTRIBUTION OF FEDERAL STIMULUS PAYMENTS

✓ PAWN BALANCES RECOVERING:

- PAWN LOAN ORIGINATIONS BEGAN IMPROVING IN MAY AND CONTINUED TO REBOUND THROUGHOUT THE THIRD QUARTER AND OCTOBER
- RESULTING RECOVERY IN PAWN BALANCES BEGIN IN Q3 AND HAS CONTINUED THROUGH OCTOBER
- SAME-STORE "BUYS" (MERCHANDISE PURCHASED DIRECTLY FROM CUSTOMERS) IN OCTOBER INCREASED BY 13% COMPARED TO LAST YEAR AND CUSTOMER FUNDINGS (BUYS + PAWN LOAN ORIGINATIONS) ARE DOWN JUST 6% COMPARED TO OCTOBER LAST YEAR

✓ PAWN YIELD IMPROVEMENTS:

- AVERAGE MONTHLY YIELD OF 12% FOR Q3-2020, UP APPROXIMATELY 30 BASIS POINTS COMPARED TO THE YIELD IN THE PRIOR-YEAR COMPARABLE QUARTER

U.S. SAME-STORE PAWN RECEIVABLES & LOAN ORIGINATIONS COMPARED TO PRIOR-YEAR



START OF CARES ACT STIMULUS PAYMENTS
% AS COMPARED TO PY
100%
80%
60%
40%
20%
0%
97%
84%
77%
45%
62%
49%
60%
61%
61%
64%
77%
65%
82%
69%
91%
77%
03_08
03_22
04_05
04_19
05_03
05_17
05_31
06_14
06_28
07_12
07_26
08_09
08_23
09_06
09_20
10_04
10_18
11_01
PAWN RECEIVABLES
LOAN ORIGINATIONS (TRAILING 30 DAYS)

FirstCash

THIRD QUARTER TRENDS – U.S. OPERATIONS 21 RETAIL SALES GROSS PROFIT GROWTH: RETURN ON EARNING ASSETS –GROSS PROFIT FROM RETAIL SALES INCREASED 4% $1,000 172% 180% 148% SCRAP GP 138% –GROWTH IN RETAIL GROSS PROFIT DESPITE A DECLINE IN $750 122% RETAIL GP TOP-LINE RETAIL SALES 120% $500 PAWN FEES RETAIL MARGIN IMPROVEMENTS: 60% GP RETURN ON $250 –Q3-2020 MARGIN OF 44% WAS SIGNIFICANTLY HIGHER EARNING ASSETS THAN THE 38% MARGIN IN THE SAME QUARTER LAST YEAR $0 0% 2017 2018 2019 TTM Q3-2020 –MARGINS DRIVEN BY DEMAND FOR VALUE-PRICED PRE- OWNED MERCHANDISE, INCREASED BUYING OF FRESH MERCHANDISE AND LOWER LEVELS OF AGED INVENTORY, ALL RETAIL MARGIN BY QUARTER OF WHICH LIMITED THE NEED FOR NORMAL DISCOUNTING 45% 44% 43% 42% –AGED INVENTORIES WERE 2% OF TOTAL INVENTORIES AT 41% 39% ARGIN 39% 38% EPTEMBER WHICH IMPROVED COMPARED TO A YEAR M 37% S 30, 3% 37% 39% 37% 38% AGO ETAIL 37% 37% R 35% 35% 33% 31% Q1 Q2 Q3 Q4-2018 Q1 Q2 Q3 Q4-2019 Q1 Q2 Q3 QTD RETAIL MARGIN

STABLE REGULATORY CLIMATE FOR PAWN 22 PAWN LOANS ARE DIFFERENT FROM TRADITIONAL CONSUMER LOAN PRODUCTS AND NOT SUBJECT TO THE CFPB SMALL DOLLAR LOAN RULES BECAUSE THEY: — ARE COLLATERALIZED WITH A TANGIBLE ASSET — ARE NON-RECOURSE LOANS — HAVE SIGNIFICANTLY SMALLER AVERAGE LOAN SIZES — DO NOT INVOLVE CREDIT CHECKS, COLLECTION ACTIVITIES, ACH TRANSACTIONS OR NEGATIVE CREDIT REPORTING REGULATIONS ARE PRIMARILY AT THE STATE LEVEL IN THE U.S. AND THE FEDERAL LEVEL IN LATIN AMERICA — NO SIGNIFICANT NEGATIVE REGULATORY CHANGES IN THE LAST 25 YEARS — STATES WITH A POSITIVE RATE CHANGE INCLUDE: – OHIO: ENACTED MARCH 28, 2017 – WASHINGTON: ENACTED JULY 24, 2015 – ARIZONA: ENACTED JULY 24, 2014 – NEVADA: ENACTED OCTOBER 1, 2011

WIND-DOWN OF NON-CORE CONSUMER LENDING PRODUCTS AND STORES 23 PRO FORMA INCLUDING CASH AMERICA ($ IN MILLIONS) CONSUMER LOAN REVENUE CONSUMER LOAN LOCATIONS $140 10% 600 531 $118 9% $120 500 8% 82 448 434 $100 $93 7% 64 400 114 63 7% $77 6% $80 113 5% 300 113 279 $60 5% $56 8 4% 4% 200 113 $40 3% 335 3% 2% 271 258 $20 100 $20 $2 1% 158 47 6 0 $0 1% 0% 0% 0 41 2015 2016 2017 2018 2019 YTD SEP-2020 2015 2016 2017 2018 2019 JUNE 30, 2020 GROSS CONSUMER LOAN REVENUE % OF CONSOLIDATED REVENUE INSIDE PAWN STORES CASHLAND (OHIO) CONSUMER LOANS ONLY

24 FINANCIAL HIGHLIGHTS

REVENUE AND EARNINGS HISTORY 25 ($ IN MILLIONS) REVENUE PROFITABILITY $1,864 $1,780 $1,781 $168 $304 $20 $1,737 $165 $158 $284 $77 $56 $153 $4 $273 $144 $265 $144 $131 $128 $1,088 $44 $1,844 $1,725 $1,734 $705 $1,703 $28 $1,045 $677 2015 2016 2017 2018 2019 TTM NET INCOME ADJUSTED NET INCOME1 ADJUSTED EBITDA1 Q3-2020 PAWN REVENUE OTHER 2017 2018 2019 TTM Q3-2020 1 Non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation

EARNINGS PER SHARE 26 $4.50 $4.00 $3.81 $3.89 $3.53 $3.50 $3.41 $3.43 $3.00 $3.03 $3.00 $2.74 $2.50 $2.44 $2.00 $1.72 $1.50 $1.00 $0.50 $0.00 2016 2017 2018 2019 TTM Q3-2020 EARNINGS PER SHARE ADJUSTED EARNINGS PER SHARE1 1 Non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation

CASH DIVIDEND HISTORY 27 $1.20 $1.08 $1.02 $1.00 $0.91 $0.27 $0.27 $0.80 $0.77 $0.25 $0.20 $0.27 $0.60 $0.57 $0.25 $0.22 $0.19 $0.19 $0.40 $0.27 $0.25 $0.125 $0.22 $0.19 $0.20 $0.125 $0.25 $0.27 $0.19 $0.22 $0.125 $0.00 2016 2017 2018 2019 2020 QTR 1 QTR 2 QTR 3 QTR 4

ACTIVE SHARE REPURCHASE PROGRAM 28 SINCE MERGER REPRESENTS 15% OF SHARE COUNT AT MERGER $300 7.2 8.0 $275 MILLION SHARES 7.0 $250 6.3 MILLION SHARES 6.0 ) ) $200 ILLIONS M ( ILLIONS 5.0 5.0 M ( MILLION SHARES OUNT C $150 4.0 EPURCHASES R EPURCHASE $114 R HARE 3.0 S $100 $93 $80 UMULATIVE 2.0 C 1.6 $50 MILLION SHARES 1.0 $0 0.0 2017 2018 2019 YTD SEP-2020 SHARES REPURCHASED –CUMULATIVE ANNUAL REPURCHASES - $ AMOUNT

RECORD FREE CASH FLOWS IN 2020; 29 RECENT BOND REFINANCING STRENGTHENS BALANCE SHEET CASH FLOW FROM OPERATING ACTIVITIES 1 OUTSTANDING DEBT AND FREE CASH FLOW CASH FLOW FROM OPERATING ACTIVITIES FREE CASH FLOW LINES OF CREDIT 2024 SENIOR NOTES 2028 SENIOR NOTES $350 $800 4.5 $295 $700 4.0 $300 $640 $635 $656 3.5 $243 $600 $250 $235 $232 $540 $220 $218 $222 $500 3.0 $500 $40 $340 $335 $356 $200 $177 2.5 $400 $200 2.0 $150 1.9X NET DEBT TO 2 $300 ADJUSTED EBITDA 1.7X 1.5 $100 $200 $500 1.0 $300 $300 $300 $300 $50 $100 0.5 $0 $0 0.0 2017 2018 2019 YTD Q3-2020 09/30/2019 12/31/2019 03/31/2020 06/30/2020 09/30/2020 1 Non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation 2 Adjusted EBITDA, which is a component used in the calculation of the Net Debt Ratio, is a non-GAAP financial measure; See Company’s 10/21/2020 press release for a calculation of the Net Debt Ratio.

$2.0 BILLION IN GROWTH INVESTMENTS & SHAREHOLDER PAYOUTS 30 THE LAST 10 YEARS (SINCE 2009) ($ IN MILLIONS) CUMULATIVE TOTAL $2.0 BILLION $2,000 STOCK REPURCHASES & DIVIDENDS: ACQUISITIONS: - 12,456,087 SPLIT-ADJUSTED SHARES REPURCHASED - 215 STORES ACQUIRED IN U.S. $1,800 - $175 MILLION IN CUMULATIVE DIVIDENDS PAID - 869 STORES ACQUIRED IN LATIN AMERICA $1,600 CAPITAL EXPENDITURES: $1,400 - INCLUDES 705 DE NOVO STORE OPENINGS $977 - INCLUDES 174 STORE PROPERTIES PURCHASED (SINCE 2009) $1,200 - 178 STORE PROPERTIES CURRENTLY OWNED $1,000 $800 $562 $600 $400 $200 $452 $0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q3-2020 As of 09/30/2020 STOCK REPURCHASES & DIVIDENDS ACQUISITIONS CAPITAL EXPENDITURES OUTSTANDING DEBT

31 INVESTMENT RECAP PAWN EXCLUSIVE BUSINESS MODEL ‒ SMALL SECURED PAWN LOANS TO UNBANKED AND UNDERBANKED CONSUMERS WITH LIMITED OR NO ACCESS TO TRADITIONAL CREDIT PRODUCTS ‒ FULL-SERVICE LENDING AND RETAIL MODEL IS A SIGNIFICANT COMPETITIVE ADVANTAGE WITH STRONG MARGINS AND CASH FLOWS ‒ RESILIENT BUSINESS MODEL PROVEN MULTI-COUNTRY GROWTH STRATEGY – MATURE U.S. BUSINESS GENERATES SIGNIFICANT CASH FLOW – RUNWAY FOR GROWTH IN LATIN AMERICA WHERE CUSTOMER DEMOGRAPHICS ARE FAVORABLE AND COMPETITION IS LIMITED STRONG BALANCE SHEET FUNDS GROWTH, ACQUISITIONS, SHARE BUYBACKS AND DIVIDENDS

32 APPENDIX

NON-GAAP FINANCIAL INFORMATION 33 THE COMPANY USES CERTAIN FINANCIAL CALCULATIONS SUCH AS ADJUSTED NET INCOME, ADJUSTED DILUTED EARNINGS PER SHARE, EBITDA, ADJUSTED EBITDA, FREE CASH FLOW, ADJUSTED FREE CASH FLOW AND CONSTANT CURRENCY RESULTS AS FACTORS IN THE MEASUREMENT AND EVALUATION OF THE COMPANY’S OPERATING PERFORMANCE AND PERIOD-OVER-PERIOD GROWTH. THE COMPANY DERIVES THESE FINANCIAL CALCULATIONS ON THE BASIS OF METHODOLOGIES OTHER THAN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”), PRIMARILY BY EXCLUDING FROM A COMPARABLE GAAP MEASURE CERTAIN ITEMS THE COMPANY DOES NOT CONSIDER TO BE REPRESENTATIVE OF ITS ACTUAL OPERATING PERFORMANCE. THESE FINANCIAL CALCULATIONS ARE “NON-GAAP FINANCIAL MEASURES” AS DEFINED IN SEC RULES. THE COMPANY USES THESE NON-GAAP FINANCIAL MEASURES IN OPERATING ITS BUSINESS BECAUSE MANAGEMENT BELIEVES THEY ARE LESS SUSCEPTIBLE TO VARIANCES IN ACTUAL OPERATING PERFORMANCE THAT CAN RESULT FROM THE EXCLUDED ITEMS, OTHER INFREQUENT CHARGES AND CURRENCY FLUCTUATIONS. THE COMPANY PRESENTS THESE FINANCIAL MEASURES TO INVESTORS BECAUSE MANAGEMENT BELIEVES THEY ARE USEFUL TO INVESTORS IN EVALUATING THE PRIMARY FACTORS THAT DRIVE THE COMPANY’S CORE OPERATING PERFORMANCE AND PROVIDE GREATER TRANSPARENCY INTO THE COMPANY’S RESULTS OF OPERATIONS. HOWEVER, ITEMS THAT ARE EXCLUDED AND OTHER ADJUSTMENTS AND ASSUMPTIONS THAT ARE MADE IN CALCULATING THESE NON-GAAP FINANCIAL MEASURES ARE SIGNIFICANT COMPONENTS IN UNDERSTANDING AND ASSESSING THE COMPANY’S FINANCIAL PERFORMANCE. THESE NON-GAAP FINANCIAL MEASURES SHOULD BE EVALUATED IN CONJUNCTION WITH, AND ARE NOT A SUBSTITUTE FOR, THE COMPANY’S GAAP FINANCIAL MEASURES. FURTHER, BECAUSE THESE NON-GAAP FINANCIAL MEASURES ARE NOT DETERMINED IN ACCORDANCE WITH GAAP AND ARE THUS SUSCEPTIBLE TO VARYING CALCULATIONS, THE NON-GAAP FINANCIAL MEASURES, AS PRESENTED, MAY NOT BE COMPARABLE TO OTHER SIMILARLY TITLED MEASURES OF OTHER COMPANIES. WHILE ACQUISITIONS ARE AN IMPORTANT PART OF THE COMPANY’S OVERALL STRATEGY, THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL CALCULATIONS TO EXCLUDE MERGER AND OTHER ACQUISITION EXPENSES TO ALLOW MORE ACCURATE COMPARISONS OF THE FINANCIAL RESULTS TO PRIOR PERIODS AND BECAUSE THE COMPANY DOES NOT CONSIDER THESE MERGER AND OTHER ACQUISITION EXPENSES TO BE RELATED TO THE ORGANIC OPERATIONS OF THE ACQUIRED BUSINESSES OR ITS CONTINUING OPERATIONS AND SUCH EXPENSES ARE GENERALLY NOT RELEVANT TO ASSESSING OR ESTIMATING THE LONG-TERM PERFORMANCE OF THE ACQUIRED BUSINESSES. MERGER AND OTHER ACQUISITION EXPENSES INCLUDE INCREMENTAL COSTS DIRECTLY ASSOCIATED WITH MERGER AND ACQUISITION ACTIVITIES, INCLUDING PROFESSIONAL FEES, LEGAL EXPENSES, SEVERANCE, RETENTION AND OTHER EMPLOYEE-RELATED COSTS, CONTRACT BREAKAGE COSTS AND COSTS RELATED TO THE CONSOLIDATION OF TECHNOLOGY SYSTEMS AND CORPORATE FACILITIES, AMONG OTHERS. THE COMPANY HAS CERTAIN LEASES IN MEXICO WHICH ARE DENOMINATED IN U.S. DOLLARS. THE LEASE LIABILITY OF THESE U.S. DOLLAR DENOMINATED LEASES, WHICH IS CONSIDERED A MONETARY LIABILITY, IS REMEASURED INTO MEXICAN PESOS USING CURRENT PERIOD EXCHANGE RATES RESULTING IN THE RECOGNITION OF FOREIGN CURRENCY EXCHANGE GAINS OR LOSSES. THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL MEASURES TO EXCLUDE THESE REMEASUREMENT GAINS OR LOSSES BECAUSE THEY ARE NON-CASH, NON-OPERATING ITEMS THAT COULD CREATE VOLATILITY IN THE COMPANY’S CONSOLIDATED RESULTS OF OPERATIONS DUE TO THE MAGNITUDE OF THE END OF PERIOD LEASE LIABILITY BEING REMEASURED AND TO IMPROVE COMPARABILITY OF CURRENT PERIODS PRESENTED WITH PRIOR PERIODS DUE TO THE ADOPTION OF ASC 842 ON JANUARY 1, 2019.

Reconciliation of Net Income to Adjusted Net Income

34

($ in thousands, except per share amounts)

	Year Ended December 31,						Trailing Nine Months September 30, 2020		Trailing Twelve Months September 30, 2020	
	2017		2018		2019					
	In Thousands	Per Share	In Thousands	Per Share	In Thousands	Per Share	In Thousands	Per Share	In Thousands	Per Share
Net income	$143,892	$3.00	$153,206	$3.41	$164,618	$3.81	$73,853	$1.77	$128,007	$3.03
Adjustments, net of tax:										
Merger and other acquisition expenses	5,710	0.12	5,412	0.12	1,276	0.03	151	-	330	0.01
Consumer lending wind-down costs and asset impairments	-	-	1,166	0.03	2,659	0.06	84	-	206	-
Net tax benefit from Tax Act	(27,269)	(0.57)	(1,494)	(0.03)	-	-	-	-	-	-
Non-cash foreign currency (gain) loss related to lease liability	-	-	-	-	(653)	(0.01)	2,453	0.06	1,834	0.05
Non-cash write-off of certain merger related lease intangibles[1]	-	-	-	-	-	-	3,579	0.09	3,579	0.09
Non-cash impairment of certain other assets[2]	-	-	-	-	-	-	1,463	0.03	1,463	0.03
Loss on extinguishment of debt	8,892	0.19	-	-	-	-	9,037	0.22	9,037	0.22
Adjusted net income	$131,225	$2.74	$158,290	$3.53	$167,900	$3.89	$90,620	2.17	$144,456	$3.43

[1] *Certain above/below market store lease intangibles, recorded in conjunction with the Cash America merger in 2016, were written-off as a result of the Company purchasing the real estate from the landlords of the respective stores*

[2] *Impairment related to a non-operating asset in which the Company determined that an other than temporary impairment existed as of March 31, 2020*

FirstCash

RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA 35 ($ IN THOUSANDS) YEAR ENDED DECEMBER 31, TTM 2017 2018 2019 Q3-2020 NET INCOME $143,892 $153,206 $164,618 $128,007 INCOME TAXES 28,420 52,103 59,993 44,103 DEPRECIATION AND AMORTIZATION 55,233 42,961 41,904 42, 270 INTEREST EXPENSE 24,035 29,173 34,035 30,148 INTEREST INCOME (1,597) (2,444) (1,055) (1,476) EBITDA 249,983 274,999 299,495 243,052 ADJUSTMENTS: MERGER AND OTHER ACQUISITION EXPENSES 9,062 7,643 1,766 465 NON-CASH FOREIGN CURRENCY (GAIN) LOSS - - (933) 2,621 RELATED TO LEASE LIABILITY NON-CASH WRITE-OFF OF CERTAIN MERGER RELATED LEASE INTANGIBLES - - - 4,649 NON-CASH IMPAIRMENT OF CERTAIN OTHER ASSETS - - - 1,900 CONSUMER LENDING WIND-DOWN - 1,514 3,454 268 COSTS AND ASSET IMPAIRMENTS LOSS ON EXTINGUISHMENT OF DEBT 14,114 - - 11,737 ADJUSTED EBITDA $273,159 $284,156 $303,782 $264,692

36 RECONCILIATION OF CASH FLOW FROM OPERATING ACTIVITIES TO FREE CASH FLOW & ADJUSTED FREE CASH FLOW ($ IN THOUSANDS) THREE MONTHS ENDED NINE MONTHS ENDED TTM ENDED YEAR ENDED DECEMBER 31, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, 2017 2018 2019 2019 2020 2019 2020 2019 2020 CASH FLOW FROM OPERATING ACTIVITIES $220,357 $243,429 $231,596 $57,851 $34,067 $163,824 $177,366 $233,034 $245,138 CASH FLOW FROM INVESTING ACTIVITIES: 1 LOAN RECEIVABLES, NET 40,735 10,125 34,406 (22,572) (32,349) (2,998) 145,930 20,182 183,334 PURCHASES OF FURNITURE, FIXTURES, EQUIPMENT AND IMPROVEMENTS (25,971) (35,677) (44,311) (10,200) (7,377) (33,104) (27,853) (43,013) (39,060) FREE CASH FLOW 235,121 217,877 221,691 25,079 (5,659) 127,722 295,443 210,203 389,412 MERGER AND OTHER ACQUISITION 6,659 7,072 1,276 567 5 1,097 151 2,568 330 EXPENSES PAID, NET OF TAX BENEFIT ADJUSTED FREE CASH FLOW $241,780 $224,949 $222,967 $25,646 ($5,654) $128,819 $295,594 $212,771 $389,742 1 Includes the funding of new loans net of cash repayments and recovery of principal through the sale of inventories acquired from forfeiture of pawn collateral

CONSTANT CURRENCY 37 CERTAIN PERFORMANCE METRICS DISCUSSED IN THIS PRESENTATION ARE PRESENTED ON A “CONSTANT CURRENCY” BASIS, WHICH IS CONSIDERED A NON-GAAP FINANCIAL MEASURE. THE COMPANY’S MANAGEMENT USES CONSTANT CURRENCY RESULTS TO EVALUATE OPERATING RESULTS OF BUSINESS OPERATIONS IN LATIN AMERICA, WHICH ARE PRIMARILY TRANSACTED IN LOCAL CURRENCIES. THE COMPANY BELIEVES CONSTANT CURRENCY RESULTS PROVIDE INVESTORS WITH VALUABLE SUPPLEMENTAL INFORMATION REGARDING THE UNDERLYING PERFORMANCE OF ITS BUSINESS OPERATIONS IN LATIN AMERICA, CONSISTENT WITH HOW THE COMPANY’S MANAGEMENT EVALUATES SUCH PERFORMANCE AND OPERATING RESULTS. CONSTANT CURRENCY RESULTS REPORTED HEREIN ARE CALCULATED BY TRANSLATING CERTAIN BALANCE SHEET AND INCOME STATEMENT ITEMS DENOMINATED IN LOCAL CURRENCIES USING THE EXCHANGE RATE FROM THE PRIOR-YEAR COMPARABLE PERIOD, AS OPPOSED TO THE CURRENT COMPARABLE PERIOD, IN ORDER TO EXCLUDE THE EFFECTS OF FOREIGN CURRENCY RATE FLUCTUATIONS FOR PURPOSES OF EVALUATING PERIOD-OVER-PERIOD COMPARISONS. BUSINESS OPERATIONS IN MEXICO, GUATEMALA AND COLOMBIA ARE TRANSACTED IN MEXICAN PESOS, GUATEMALAN QUETZALES AND COLOMBIAN PESOS, RESPECTIVELY. THE COMPANY ALSO HAS OPERATIONS IN EL SALVADOR WHERE THE REPORTING AND FUNCTIONAL CURRENCY IS THE U.S. DOLLAR.

38 GET IN TOUCH WITH US INVESTOR RELATIONS INVESTORRELATIONS@FIRSTCASH.COM INVESTORS.FIRSTCASH.COM 817 258 2650 GAR JACKSON GLOBAL IR GROUP GAR@GLOBALIRGROUP.COM 817 886 6998